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                                                                      EXHIBIT 25

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That each person whose name is signed below has made, constituted and appointed, and by this instrument does make, constitute and appoint, GERALD L. GHERLEIN, EARL R. FRANKLIN, MARK HENNESSEY, DAVID M. O'LOUGHLIN or JANE W. GRISWOLD his or her true and lawful attorney, for him or her and in his or her name, place and stead, to subscribe, as attorney-in-fact, his or her signature as Director or Officer or both, as the case may be, of Eaton Corporation, an Ohio corporation (the "Corporation"), to a Registration Statement registering under the Securities Act of 1933 issues of debt securities, warrants to purchase debt securities, preferred shares, common shares or any combination thereof, and to any and all amendments to that Registration Statement, giving and granting unto each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he or she might or could do if personally present, hereby ratifying and confirming all that each such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

     This Power of Attorney shall not apply to any Registration Statement or Amendment thereto filed after April 30, 1994.

     IN WITNESS WHEREOF, this Power of Attorney has been signed at Cleveland, Ohio, this 22nd day of September, 1993.

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

/s/  WILLIAM E. BUTLER
- --------------------------------------------
     William E. Butler
     Chairman and Chief Executive Officer;
     Principal Executive Officer; Director

/s/  JOHN S. RODEWIG                              /s/  CHARLES E. HUGEL
- --------------------------------------------      -----------------------------
     John S. Rodewig                                   Charles E. Hugel
     President and Chief Operating Officer;            Director
     Director

/s/  STEPHEN R. HARDIS                            /s/  JOHN R. MILLER
- --------------------------------------------      -----------------------------
     Stephen R. Hardis                                 John R. Miller
     Vice Chairman and Chief Financial and             Director
     Administrative Officer; Principal
     Financial Officer; Director

/s/  RONALD L. LEACH                              /s/  FURMAN C. MOSELEY
- ----------------------------------------          -----------------------------
     Ronald L. Leach                                   Furman C. Moseley
     Vice President -- Accounting;                     Director
     Principal Accounting Officer

/s/  NEIL A. ARMSTRONG                            /s/  HOOPER G. PATTILLO
- --------------------------------------------      -----------------------------
     Neil A. Armstrong                                 Hooper G. Pattillo
     Director                                          Director

/s/  PHYLLIS B. DAVIS                             /s/  A. WILLIAM REYNOLDS
- --------------------------------------------      -----------------------------
     Phyllis B. Davis                                  A. William Reynolds
     Director                                          Director

/s/  ARTHUR DOLE III                              /s/  GARY L. TOOKER
- --------------------------------------------      -----------------------------
     Arthur Dole III                                   Gary L. Tooker
     Director                                          Director

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